Notes Payable	9 Months Ended
Sep. 30, 2014
Notes Payable:
Notes Payable

Note 3 – Notes Payable

On April 12, 2014, the Company borrowed an aggregate of $877,500 under a bridge loan from Revenue.com Corporation (“Revenue”) for general working capital purposes.  The proceeds of the bridge loan were obtained by Revenue from third-party lenders. The bridge loan has a one year term, unless extended by mutual agreement, and bears interest at the rate of 12% per annum.  As security for the bridge loan, the Company provided Revenue with a general security agreement over all of the Company’s assets. As of September 30, 2014, the outstanding principal balance under this note payable was $877,500.